Insurance Contract Liabilities and Reinsurance Assets	12 Months Ended
Dec. 31, 2018
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Insurance Contract Liabilities and Reinsurance Assets

Note 7    Insurance Contract Liabilities and Reinsurance Assets

(a) Insurance contract liabilities and reinsurance assets

Insurance contract liabilities are reported gross of reinsurance ceded and the ceded liabilities are reported separately as a reinsurance asset. Insurance contract liabilities include actuarial liabilities, benefits payable, provision for unreported claims and policyholder amounts on deposit. The components of gross and net insurance contract liabilities are shown below.

As at December 31,	2018	2017
Gross insurance contract liabilities	$313,737	$291,767
Gross benefits payable and provision for unreported claims	4,398	3,376
Gross policyholder amounts on deposit	10,519	9,462
Gross insurance contract liabilities	328,654	304,605
Reinsurance assets(1)	(42,925)	(30,359)
Net insurance contract liabilities	$285,729	$274,246

(1)	The Company also holds reinsurance assets of $128 (2017 – $nil) for investment contract liabilities, refer to note 8(b).

Net insurance contract liabilities represent the amount which, together with estimated future premiums and net investment income, will be sufficient to pay estimated future benefits, policyholder dividends and refunds, taxes (other than income taxes) and expenses on policies in-force net of reinsurance premiums and recoveries.

Net insurance contract liabilities are determined using CALM, as required by the Canadian Institute of Actuaries.

The determination of net insurance contract liabilities is based on an explicit projection of cash flows using current assumptions for each material cash flow item. Investment returns are projected using the current asset portfolios and projected reinvestment strategies.

Each assumption is based on the best estimate adjusted by a margin for adverse deviation. For fixed income returns, this margin is established by scenario testing a range of prescribed and company-developed scenarios consistent with Canadian Actuarial Standards of Practice. For all other assumptions, this margin is established by directly adjusting the best estimate assumption.

Cash flows used in the net insurance contract liabilities valuation adjust the gross policy cash flows to reflect projected cash flows from ceded reinsurance. The cash flow impact of ceded reinsurance varies depending upon the amount of reinsurance, the structure of reinsurance treaties, the expected economic benefit from treaty cash flows and the impact of margins for adverse deviation. Gross insurance contract liabilities are determined by discounting gross policy cash flows using the same discount rate as the net CALM model discount rate.

The reinsurance asset is determined by taking the difference between the gross insurance contract liabilities and the net insurance contract liabilities. The reinsurance asset represents the benefit derived from reinsurance arrangements in force at the date of the Consolidated Statements of Financial Position.

The period used for the projection of cash flows is the policy lifetime for most individual insurance contracts. For other types of contracts, a shorter projection period may be used, with the contract generally ending at the earlier of the first renewal date on or after the Consolidated Statements of Financial Position date where the Company can exercise discretion in renewing its contractual obligations or terms of those obligations and the renewal or adjustment date that maximizes the insurance contract liabilities. For segregated fund products with guarantees, the projection period is generally set as the period that leads to the largest insurance contract liability. Where the projection period is less than the policy lifetime, insurance contract liabilities may be reduced by an allowance for acquisition expenses expected to be recovered from policy cash flows beyond the projection period used for the liabilities. Such allowances are tested for recoverability using assumptions that are consistent with other components of the actuarial valuation.

(b) Composition

The composition of insurance contract liabilities and reinsurance assets by the line of business and reporting segment is as follows.

Gross insurance contract liabilities

	Individual insurance
As at December 31, 2018	Participating	Non- participating	Annuities and pensions	Other insurance contract liabilities(1)	Total, net of reinsurance ceded	Total reinsurance ceded	Total, gross of reinsurance ceded
Asia	$38,470	$29,547	$5,062	$3,048	$76,127	$1,332	$77,459
Canada	10,743	34,677	18,339	12,869	76,628	(202)	76,426
U.S.	8,673	63,412	16,125	44,932	133,142	41,695	174,837
Corporate and Other	–	(601)	46	387	(168)	100	(68)
Total, net of reinsurance ceded	57,886	127,035	39,572	61,236	285,729	$42,925	$328,654
Total reinsurance ceded	11,596	12,303	17,927	1,099	42,925
Total, gross of reinsurance ceded	$69,482	$139,338	$57,499	$62,335	$328,654

	Individual insurance
As at December 31, 2017	Participating	Non- participating	Annuities and pensions	Other insurance contract liabilities(1)	Total, net of reinsurance ceded	Total reinsurance ceded	Total, gross of reinsurance ceded
Asia	$32,737	$22,705	$4,366	$2,435	$62,243	$911	$63,154
Canada	11,132	34,091	19,141	11,834	76,198	(676)	75,522
U.S.	8,569	57,599	26,161	43,522	135,851	29,952	165,803
Corporate and Other	–	(515)	48	421	(46)	172	126
Total, net of reinsurance ceded	52,438	113,880	49,716	58,212	274,246	$30,359	$304,605
Total reinsurance ceded	11,492	11,238	6,539	1,090	30,359
Total, gross of reinsurance ceded	$63,930	$125,118	$56,255	$59,302	$304,605

(1)	Other insurance contract liabilities include group insurance and individual and group health including long-term care insurance.

Separate sub-accounts were established for participating policies in-force at the demutualization of MLI and John Hancock Mutual Life Insurance Company. These sub-accounts permit this participating business to be operated as separate “closed blocks” of participating policies. As at December 31, 2018, $28,790 (2017 – $28,135) of both assets and insurance contract liabilities were related to these closed blocks of participating policies.

(c) Assets backing insurance contract liabilities, other liabilities and capital

Assets are segmented and matched to liabilities with similar underlying characteristics by product line and major currency. The Company has established target investment strategies and asset mixes for each asset segment supporting insurance contract liabilities which consider the risk attributes of the liabilities supported by the assets and expectations of market performance. Liabilities with rate and term guarantees are predominantly backed by fixed-rate instruments on a cash flow matching basis for a targeted duration horizon. Longer duration cash flows on these liabilities as well as on adjustable products such as participating life insurance are backed by a broader range of asset classes, including equity and alternative long-duration investments. The Company’s capital is invested in a range of debt and equity investments, both public and private.

Changes in the fair value of assets backing net insurance contract liabilities, that the Company considers to be other than temporary, would have a limited impact on the Company’s net income wherever there is an effective matching of assets and liabilities, as these changes would be substantially offset by corresponding changes in the value of net insurance contract liabilities. The fair value of assets backing net insurance contract liabilities as at December 31, 2018, excluding reinsurance assets, was estimated at $287,326 (2017 – $278,521).

As at December 31, 2018, the fair value of assets backing capital and other liabilities was estimated at $465,497 (2017 – $456,278).

The following table presents the carrying value of assets backing net insurance contract liabilities, other liabilities and capital.

	Individual insurance
As at December 31, 2018	Participating	Non- participating	Annuities and pensions	Other insurance contract liabilities(1)	Other liabilities(2)	Capital(3)	Total
Assets
Debt securities	$30,934	$67,387	$20,469	$28,435	$10,061	$28,308	$185,594
Public equities	8,416	5,562	172	262	589	4,178	19,179
Mortgages	2,218	11,111	4,972	8,732	21,295	35	48,363
Private placements	4,151	14,131	6,960	8,581	1,772	159	35,754
Real estate	3,106	6,028	1,214	1,799	397	233	12,777
Other	9,061	22,816	5,785	13,427	374,418	23,097	448,604
Total	$57,886	$127,035	$39,572	$61,236	$408,532	$56,010	$750,271

	Individual insurance
As at December 31, 2017	Participating	Non- participating	Annuities and pensions	Other insurance contract liabilities(1)	Other liabilities(2)	Capital(3)	Total
Assets
Debt securities	$27,946	$63,128	$26,621	$25,211	$6,635	$24,459	$174,000
Public equities	9,264	5,855	171	332	1,029	4,894	21,545
Mortgages	2,017	10,286	7,009	6,891	18,476	63	44,742
Private placements	3,645	12,128	8,059	7,739	367	194	32,132
Real estate	2,963	6,198	1,136	2,516	769	228	13,810
Other	6,603	16,285	6,720	15,523	377,352	20,821	443,304
Total	$52,438	$113,880	$49,716	$58,212	$404,628	$50,659	$729,533

(1)	Other insurance contract liabilities include group insurance and individual and group health including long-term care insurance.
(2)

Other liabilities are non-insurance contract liabilities which include segregated funds, bank deposits, long-term debt, deferred tax liabilities, derivatives, investment contracts, embedded derivatives and other miscellaneous liabilities.

(3)	Capital is defined in note 13.

(d) Significant insurance contract liability valuation assumptions

The determination of insurance contract liabilities involves the use of estimates and assumptions. Insurance contract liabilities have two major components: a best estimate amount and a provision for adverse deviation.

Best estimate assumptions

Best estimate assumptions are made with respect to mortality and morbidity, investment returns, rates of policy termination, operating expenses and certain taxes. Actual experience is monitored to ensure that assumptions remain appropriate and assumptions are changed as warranted. Assumptions are discussed in more detail in the following table.

Nature of factor and assumption methodology	Risk management
Mortality and morbidity

Mortality relates to the occurrence of death. Mortality is a key assumption for life insurance and certain forms of annuities. Mortality assumptions are based on the Company’s internal experience as well as past and emerging industry experience. Assumptions are differentiated by sex, underwriting class, policy type and geographic market. Assumptions are made for future mortality improvements.

Morbidity relates to the occurrence of accidents and sickness for insured risks. Morbidity is a key assumption for long-term care insurance, disability insurance, critical illness and other forms of individual and group health benefits. Morbidity assumptions are based on the Company’s internal experience as well as past and emerging industry experience and are established for each type of morbidity risk and geographic market. Assumptions are made for future morbidity improvements.

The Company maintains underwriting standards to determine the insurability of applicants. Claim trends are monitored on an ongoing basis. Exposure to large claims is managed by establishing policy retention limits, which vary by market and geographic location. Policies in excess of the limits are reinsured with other companies.

Mortality is monitored monthly and the overall 2018 experience was favourable (2017 – unfavourable) when compared to the Company’s assumptions. Morbidity is also monitored monthly and the overall 2018 experience was unfavourable (2017 – unfavourable) when compared to the Company’s assumptions.

Investment returns

The Company segments assets to support liabilities by business segment and geographic market and establishes investment strategies for each liability segment. Projected cash flows from these assets are combined with projected cash flows from future asset purchases/sales to determine expected rates of return on these assets for future years. Investment strategies are based on the target investment policies for each segment and the reinvestment returns are derived from current and projected market rates for fixed income investments and a projected outlook for other alternative long-duration assets.

Investment return assumptions include expected future asset credit losses on fixed income investments. Credit losses are projected based on past experience of the Company and industry as well as specific reviews of the current investment portfolio.

Investment return assumptions for each asset class and geographic market also incorporate expected investment management expenses that are derived from internal cost studies. The costs are attributed to each asset class to develop unitized assumptions per dollar of asset for each asset class and geographic market.

The Company’s policy of closely matching asset cash flows with those of the corresponding liabilities is designed to mitigate the Company’s exposure to future changes in interest rates. The interest rate risk positions in business segments are monitored on an ongoing basis. Under CALM, the reinvestment rate is developed using interest rate scenario testing and reflects the interest rate risk positions.

In 2018, the movement in interest rates positively (2017 – negatively) impacted the Company’s net income. This positive impact was driven by an increase in corporate spreads, partially offset by the impact of risk free interest rate movements and swap spreads on policy liabilities.

The exposure to credit losses is managed against policies that limit concentrations by issuer, corporate connections, ratings, sectors and geographic regions. On participating policies and some non-participating policies, credit loss experience is passed back to policyholders through the investment return crediting formula. For other policies, premiums and benefits reflect the Company’s assumed level of future credit losses at contract inception or most recent contract adjustment date. The Company holds explicit provisions in actuarial liabilities for credit risk including provisions for adverse deviation.

In 2018, credit loss experience on debt securities and mortgages was favourable (2017 – favourable) when compared to the Company’s assumptions.

Equities, real estate and other alternative long-duration assets are used to support liabilities where investment return experience is passed back to policyholders through dividends or credited investment return adjustments. Equities, real estate, oil and gas and other alternative long-duration assets are also used to support long-dated obligations in the Company’s annuity and pension businesses and for long-dated insurance obligations on contracts where the investment return risk is borne by the Company.

In 2018, investment experience on alternative long-duration assets backing policyholder liabilities was unfavourable (2017 – unfavourable) primarily due to losses in oil and gas properties, real estate properties and private equities. In 2018, alternative long-duration asset origination exceeded (2017 – exceeded) valuation requirements.

In 2018, for the business that is dynamically hedged, segregated fund guarantee experience on residual, non-dynamically hedged market risks was unfavourable (2017 – favourable). For the business that is not dynamically hedged, experience on segregated fund guarantees due to changes in the market value of assets under management was also unfavourable (2017 – favourable). This excludes the experience on the macro equity hedges.

In 2018, investment expense experience was unfavourable (2017 – unfavourable) when compared to the Company’s assumptions.

Policy termination and premium persistency

Policies are terminated through lapses and surrenders, where lapses represent the termination of policies due to non-payment of premiums and surrenders represent the voluntary termination of policies by policyholders. Premium persistency represents the level of ongoing deposits on contracts where there is policyholder discretion as to the amount and timing of deposits. Policy termination and premium persistency assumptions are primarily based on the Company’s recent experience adjusted for expected future conditions. Assumptions reflect differences by type of contract within each geographic market.

The Company seeks to design products that minimize financial exposure to lapse, surrender and premium persistency risk. The Company monitors lapse, surrender and persistency experience.

In aggregate, 2018 policyholder termination and premium persistency experience was unfavourable (2017 – unfavourable) when compared to the Company’s assumptions used in the computation of actuarial liabilities.

Expenses and taxes

Operating expense assumptions reflect the projected costs of maintaining and servicing in-force policies, including associated overhead expenses. The expenses are derived from internal cost studies projected into the future with an allowance for inflation. For some developing businesses, there is an expectation that unit costs will decline as these businesses grow.

Taxes reflect assumptions for future premium taxes and other non-income related taxes. For income taxes, policy liabilities are adjusted only for temporary tax timing and permanent tax rate differences on the cash flows available to satisfy policy obligations.

The Company prices its products to cover the expected costs of servicing and maintaining them. In addition, the Company monitors expenses monthly, including comparisons of actual expenses to expense levels allowed for in pricing and valuation.

Maintenance expenses for 2018 were unfavourable (2017 – unfavourable) when compared to the Company’s assumptions used in the computation of actuarial liabilities.

The Company prices its products to cover the expected cost of taxes.

Policyholder dividends, experience rating refunds, and other adjustable policy elements

The best estimate projections for policyholder dividends and experience rating refunds, and other adjustable elements of policy benefits are determined to be consistent with management’s expectation of how these elements will be managed should experience emerge consistently with the best estimate assumptions used for mortality and morbidity, investment returns, rates of policy termination, operating expenses and taxes.

The Company monitors policy experience and adjusts policy benefits and other adjustable elements to reflect this experience.

Policyholder dividends are reviewed annually for all businesses under a framework of Board-approved policyholder dividend policies.

Foreign currency

Foreign currency risk results from a mismatch of the currency of liabilities and the currency of the assets designated to support these obligations. Where a currency mismatch exists, the assumed rate of return on the assets supporting the liabilities is reduced to reflect the potential for adverse movements in foreign exchange rates.

The Company generally matches the currency of its assets with the currency of the liabilities they support, with the objective of mitigating the risk of loss arising from movements in currency exchange rates.

The Company reviews actuarial methods and assumptions on an annual basis. If changes are made to assumptions (refer to note 7(h)), the full impact is recognized in income immediately.

(e) Sensitivity of insurance contract liabilities to changes in non-economic assumptions

The sensitivity of net income attributed to shareholders to changes in non-economic assumptions underlying insurance contract liabilities is shown below, assuming a simultaneous change in the assumption across all business units. The sensitivity of net income attributed to shareholders to a deterioration or improvement in non-economic assumptions for Long-Term Care (“LTC”) as at December 31, 2018 is also shown below.

In practice, experience for each assumption will frequently vary by geographic market and business and assumption updates are made on a business/geographic specific basis. Actual results can differ materially from these estimates for a variety of reasons including the interaction among these factors when more than one changes; changes in actuarial and investment return and future investment activity assumptions; changes in business mix, effective tax rates and other market factors; and the general limitations of internal models.

Potential impact on net income attributed to shareholders arising from changes to non-economic assumptions(1)

As at December 31,	Decrease in net income attributed to shareholders
	2018	2017
Policy related assumptions
2% adverse change in future mortality rates(2),(4)
Products where an increase in rates increases insurance contract liabilities	$(500)	$(400)
Products where a decrease in rates increases insurance contract liabilities	(500)	(500)
5% adverse change in future morbidity rates (incidence and termination)(3),(4),(5)	(4,800)	(5,100)
10% adverse change in future policy termination rates(4)	(2,200)	(2,100)
5% increase in future expense levels	(600)	(500)

(1)

The participating policy funds are largely self-supporting and generate no material impact on net income attributed to shareholders as a result of changes in non-economic assumptions. Experience gains or losses would generally result in changes to future dividends, with no direct impact to shareholders.

(2)

An increase in mortality rates will generally increase policy liabilities for life insurance contracts whereas a decrease in mortality rates will generally increase policy liabilities for policies with longevity risk such as payout annuities.

(3)

No amounts related to morbidity risk are included for policies where the policy liability provides only for claims costs expected over a short period, generally less than one year, such as Group Life and Health.

(4)

The impacts of the adverse sensitivities on LTC for morbidity, mortality and lapse do not assume any partial offsets from the Company’s ability to contractually raise premium rates in such events, subject to state regulatory approval. In practice, the Company would plan to file for rate increases equal to the amount of deterioration resulting from the sensitivity.

(5)	This includes a 5% deterioration in incidence rates and 5% deterioration in claim termination rates.

Potential impact on net income attributed to shareholders arising from changes to non-economic assumptions for Long-Term Care included in the above table(1),(2)

As at December 31, 2018	Decrease in net income attributed to shareholders
Policy related assumptions
2% adverse change in future mortality rates	$ (200)
5% adverse change in future morbidity incidence rates	(1,700)
5% adverse change in future morbidity claims termination rates	(2,800)
10% adverse change in future policy termination rates	(400)
5% increase in future expense levels	(100)

(1)

The impacts of the adverse sensitivities on LTC for morbidity, mortality and lapse do not assume any partial offsets from the Company’s ability to contractually raise premium rates in such events, subject to state regulatory approval. In practice, the Company would plan to file for rate increases equal to the amount of deterioration resulting from the sensitivities.

(2)	The impact of favourable changes to all the sensitivities is relatively symmetrical.

(f) Provision for adverse deviation assumptions

The assumptions made in establishing insurance contract liabilities reflect expected best estimates of future experience. To recognize the uncertainty in these best estimate assumptions, to allow for possible misestimation of and deterioration in experience and to provide a greater degree of assurance that the insurance contract liabilities are adequate to pay future benefits, the Appointed Actuary is required to include a margin in each assumption.

Margins are released into future earnings as the policy is released from risk. Margins for interest rate risk are included by testing a number of scenarios of future interest rates. The margin can be established by testing a limited number of scenarios, some of which are prescribed by the Canadian Actuarial Standards of Practice, and determining the liability based on the worst outcome. Alternatively, the margin can be set by testing many scenarios, which are developed according to actuarial guidance. Under this approach, the liability would be the average of the outcomes above a percentile in the range prescribed by the Canadian Actuarial Standards of Practice.

Specific guidance is also provided for other risks such as market, credit, mortality and morbidity risks. For other risks which are not specifically addressed by the Canadian Institute of Actuaries, a range is provided of five per cent to 20 per cent of the expected experience assumption. The Company uses assumptions within the permissible ranges, with the determination of the level set considering the risk profile of the business. On occasion, in specific circumstances for additional prudence, a margin may exceed the high end of the range, which is permissible under the Canadian Actuarial Standards of Practice. This additional margin would be released if the specific circumstances which led to it being established were to change.

Each margin is reviewed annually for continued appropriateness.

(g) Change in insurance contract liabilities

The change in insurance contract liabilities was a result of the following business activities and changes in actuarial estimates.

For the year ended December 31, 2018	Net actuarial liabilities	Other insurance contract liabilities(1)	Net insurance contract liabilities	Reinsurance assets	Gross insurance contract liabilities
Balance, January 1	$263,091	$11,155	$274,246	$30,359	$304,605
New policies(2)	3,269	–	3,269	388	3,657
Normal in-force movement(2)	2,044	985	3,029	(1,150)	1,879
Changes in methods and assumptions(2)	(173)	(1)	(174)	(608)	(782)
Impact of annuity coinsurance transactions	(11,156)	–	(11,156)	11,156	–
Impact of changes in foreign exchange rates	15,686	829	16,515	2,780	19,295
Balance, December 31	$272,761	$12,968	$285,729	$42,925	$328,654

For the year ended December 31, 2017	Net actuarial liabilities	Other insurance contract liabilities(1)	Net insurance contract liabilities	Reinsurance assets	Gross insurance contract liabilities
Balance, January 1	$251,738	$10,815	$262,553	$34,952	$297,505
New policies(3)	3,545	–	3,545	441	3,986
Normal in-force movement(3)	15,192	930	16,122	(3,097)	13,025
Changes in methods and assumptions(3)	305	(28)	277	47	324
Impact of U.S. Tax Reform(3),(4)	2,246	–	2,246	–	2,246
Increase due to decision to change the portfolio asset mix supporting legacy businesses(3),(5)	1,340	–	1,340	43	1,383
Impact of changes in foreign exchange rates	(11,275)	(562)	(11,837)	(2,027)	(13,864)
Balance, December 31	$263,091	$11,155	$274,246	$30,359	$304,605

(1)	Other insurance contract liabilities are comprised of benefits payable and provision for unreported claims and policyholder amounts on deposit.
(2)

In 2018, the $2,907 increase reported as the change in insurance contract liabilities on the Consolidated Statements of Income primarily consists of changes due to normal in-force movement, new policies and changes in methods and assumptions. These three items in the gross insurance contract liabilities were netted off by an increase of $4,754, of which $3,632 is included in the Consolidated Statements of Income increase in insurance contract liabilities and $1,122 is included in gross claims and benefits. The Consolidated Statements of Income change in insurance contract liabilities also includes the change in embedded derivatives associated with insurance contracts. The Company finalized its estimate of U.S. Tax reform which resulted in a $196 pre-tax ($154 post-tax) increase in insurance contract liabilities, refer to note 5.

(3)

In 2017, the $20,023 increase reported as the change in insurance contract liabilities on the Consolidated Statements of Income primarily consists of changes due to normal in-force movement, new policies, changes in methods and assumptions, the impact of U.S. Tax Reform and the increase due to the decision to change the portfolio asset mix supporting legacy businesses. These five items in the gross insurance contract liabilities were netted off by an increase of $20,964, of which $20,212 is included in the Consolidated Statements of Income increase in insurance contract liabilities and $752 is included in gross claims and benefits. The Consolidated Statements of Income change in insurance contract liabilities also includes the change in embedded derivatives associated with insurance contracts.

(4)

In 2017, the impact of U.S. Tax Reform, which includes the lowering of the U.S. corporate tax rate from 35% to 21% and limits on the tax deductibility of reserves, resulted in a $2,246 pre-tax ($1,774 post-tax) increase in policy liabilities due to the impact of temporary tax timing and permanent tax rate differences on the cash flows available to satisfy policyholder obligations. The $472 deferred tax impact on this increase in policy liabilities, together with the impact of U.S. Tax Reform on the Company’s deferred tax assets and liabilities is included in note 5.

(5)

In 2017, the decision to reduce the allocation to ALDA in the portfolio asset mix supporting the Company’s North American legacy businesses resulted in an increase in policy liabilities due to the impact on future expected investment income on assets supporting the policies.

(h) Actuarial methods and assumptions

A comprehensive review of valuation assumptions and methods is performed annually. The review reduces the Company’s exposure to uncertainty by ensuring assumptions for both asset and liability related risks remain appropriate. This is accomplished by monitoring experience and updating assumptions which represent a best estimate view of future experience, and margins that are appropriate for the risks assumed. While the assumptions selected represent the Company’s current best estimates and assessment of risk, the ongoing monitoring of experience and the economic environment is likely to result in future changes to the valuation assumptions, which could be material.

Annual review 2018

The completion of the 2018 annual review of actuarial methods and assumptions resulted in a decrease in insurance contract liabilities of $174, net of reinsurance, and a decrease in net income attributed to shareholders of $51 post-tax.

	Change in insurance contract liabilities, net of reinsurance
For the year ended December 31, 2018	Total	Attributed to participating policyholders’ account	Attributed to shareholders’ account	Change in net income attributed to shareholders (post-tax)
Mortality and morbidity updates	$ 319	$ (192)	$ 511	$ (360)
Lapses and policyholder behaviour	287	–	287	(226)
Investment return assumptions	(96)	50	(146)	143
Other updates	(684)	(94)	(590)	392
Net impact	$ (174)	$ (236)	$ 62	$ (51)

Updates to mortality and morbidity assumptions

Mortality and morbidity updates resulted in a $360 post-tax charge to net income attributed to shareholders.

The primary driver of the charge is related to updates to mortality and morbidity assumptions for the Company’s structured settlement and term renewal business in Canada. A review of mortality assumptions for the Company’s U.S. group pension annuity business and certain blocks of life insurance business resulted in a small charge to earnings, and other updates to mortality and morbidity assumptions led to a small net charge.

Updates to lapses and policyholder behaviour

Lapse and policyholder behaviour updates resulted in a $226 post-tax charge to net income attributed to shareholders.

The primary driver of the charge is related to updated lapse and premium persistency rates for certain U.S. insurance product lines ($252 post-tax charge). This included updates to universal life no-lapse guarantee business lapse assumptions to better reflect emerging experience, which showed a variation in lapses based on premium funding levels, partially offset by favourable lapse experience on several of the U.S. life insurance product lines.

Other updates to lapse and policyholder behaviour assumptions were made across several product lines to reflect recent experience.

Updates to investment return assumptions

Investment return assumption updates resulted in a $143 post-tax gain to net income attributed to shareholders.

The Company updated its bond default rates to reflect recent experience, leading to a $401 post-tax gain and updated the investment return assumptions for ALDA and public equities, specifically oil and gas, which led to a $210 post-tax charge. Other refinements to the projections of investment returns resulted in a $48 post-tax charge.

Other updates

Refinements to the projection of the tax and liability cashflows across multiple product lines led to a post-tax gain to net income attributed to shareholders of $392. The refinements were primarily driven by the projection of tax cashflows as the Company reviewed the deductibility of certain reserves. In addition, the Company refined the projection of policyholder crediting rates for certain products.

Annual Review 2017

The quantification of the impact of the 2017 comprehensive review of valuation methods and assumptions is as of July 1, 2017 for all lines of business.

The 2017 full year review of actuarial methods and assumptions resulted in an increase in insurance and investment contract liabilities of $277, net of reinsurance, and a decrease in net income attributed to shareholders of $35 post-tax. These charges exclude the impacts of the U.S. Tax Reform and reducing the allocation to ALDA in the Company’s portfolio asset mix. The charge to net income in the fourth quarter of 2017 for these two items was $2.8 billion, which primarily related to the post-tax change in policy liabilities. Refer to notes 5 and 7(g) for further details.

	Change in insurance contract liabilities, net of reinsurance
For the year ended December 31, 2017	Total	Attributed to participating policyholders’ account	Attributed to shareholders’ account	Change in net income attributed to shareholders (post-tax)
Mortality and morbidity updates	$(254)	$ 9	$ (263)	$ 299
Lapses and policyholder behaviour	1,019	–	1,019	(783)
Other updates
ALDA and public equity investment return assumptions	1,296	5	1,291	(892)
Corporate spread assumptions	(515)	(1)	(514)	344
Refinements to liability and tax cash flows	(1,049)	–	(1,049)	696
Other	(220)	84	(304)	301
Net impact	$277	$ 97	$ 180	$ (35)

Updates to mortality and morbidity assumptions

Mortality and morbidity updates resulted in a $299 benefit to net income attributed to shareholders.

The Company completed a detailed review of the mortality assumptions for its U.S. life insurance business which resulted in a $384 charge to net income attributed to shareholders. Assumptions were increased, particularly at older ages, reflecting both industry and the Company’s own experience.

Updates to actuarial standards related to future mortality improvement, and the review of mortality improvement assumptions globally, resulted in a $264 benefit to net income attributed to shareholders primarily in Canada and Asia. The updated actuarial standards include a diversification benefit for the determination of margins for adverse deviation which recognizes the offsetting impact of longevity and mortality risk.

The Company completed a detailed review of mortality assumptions for its Canadian retail insurance business which resulted in a $222 benefit to net income attributed to shareholders.

Other updates to mortality and morbidity assumptions led to a $197 benefit to net income attributed to shareholders. These updates included a reduction in the margins for adverse deviation applied to morbidity assumptions for certain medical insurance products in Japan.

Updates to lapses and policyholder behaviour

Updates to lapses and policyholder behaviour assumptions resulted in a $783 charge to net income attributed to shareholders.

In Canadian retail insurance, lapse assumptions were reduced for certain universal life products to reflect recent experience, leading to a $315 charge to net income attributed to shareholders.

For Canadian segregated fund guaranteed minimum withdrawal benefit lapses, incidence and utilization assumptions were updated to reflect recent experience which led to a $242 charge to net income attributed to shareholders.

Other updates to lapse and policyholder behaviour assumptions were made across several product lines including a reduction in lapse assumptions for the Company’s whole life insurance products in Japan, leading to a $226 charge to net income attributed to shareholders.

Other updates

Other updates resulted in a $449 benefit to net income attributed to shareholders.

The Company reviewed its investment return assumptions for ALDA and public equities, which in aggregate led to a reduction in return assumptions and a $892 charge to net income attributed to shareholders. The Company also reviewed future corporate spread assumptions, which led to a $344 benefit to net income attributed to shareholders.

Refinements to the projection of the Company’s liability and tax cash flows in the U.S. resulted in a $696 benefit to net income attributed to shareholders. These changes included refinements to the projection of policyholder crediting rates for certain universal life insurance products.

Other refinements resulted in a $301 benefit to net income attributed to shareholders. These changes included a review of provisions for reinsurance counterparty credit risk and several other refinements to the projection of both the Company’s asset and liability cash flows.

(i) Insurance contracts contractual obligations

Insurance contracts give rise to obligations fixed by agreement. As at December 31, 2018, the Company’s contractual obligations and commitments relating to insurance contracts are as follows.

Payments due by period	Less than 1 year	1 to 3 years	3 to 5 years	Over 5 years	Total
Insurance contract liabilities(1)	$9,327	$10,863	$17,994	$750,238	$788,422

(1)

Insurance contract liability cash flows include estimates related to the timing and payment of death and disability claims, policy surrenders, policy maturities, annuity payments, minimum guarantees on segregated fund products, policyholder dividends, commissions and premium taxes offset by contractual future premiums on in-force contracts. These estimated cash flows are based on the best estimate assumptions used in the determination of insurance contract liabilities. These amounts are undiscounted and reflect recoveries from reinsurance agreements. Due to the use of assumptions, actual cash flows may differ from these estimates. Cash flows include embedded derivatives measured separately at fair value.

(j) Gross claims and benefits

The following table presents a breakdown of gross claims and benefits.

For the years ended December 31,	2018	2017
Death, disability and other claims	$15,174	$14,871
Maturity and surrender benefits	7,722	6,302
Annuity payments	4,262	4,470
Policyholder dividends and experience rating refunds	1,809	1,085
Net transfers from segregated funds	(1,089)	(1,734)
Total	$27,878	$24,994

(k) Annuity coinsurance transactions

On September 26, 2018, the Company entered into coinsurance agreements with Reinsurance Group of America (“RGA”) to reinsure a block of legacy U.S. individual pay-out annuities business from John Hancock Life Insurance Company (U.S.A.) (“JHUSA”) and John Hancock Life Insurance Company of New York (“JHNY”). Under the terms of the agreements, the Company will maintain responsibility for servicing the policies.

The JHUSA transaction closed with an effective date of July 1, 2018 with a 100% quota share. The transaction was structured such that the Company ceded policyholder contract liabilities and transferred related invested assets backing these liabilities. The Company recorded an after-tax loss of $74 at the inception of the agreement, consisting of ceded premiums of $3.7 billion and an increase of reinsurance assets of $3.6 billion on the Consolidated Statements of Income.

On October 31, 2018, the Company entered into coinsurance agreements with Jackson National Life Insurance Company (“Jackson”), a wholly-owned subsidiary of Prudential plc, to reinsure a block of legacy U.S. group pay-out annuities business from JHUSA and JHNY. Under the terms of the agreements, the Company will maintain responsibility for servicing the policies.

The JHUSA transaction closed with an effective date of October 1, 2018 with a 100% quota share. The transaction was structured such that the Company ceded policyholder contract liabilities and transferred related invested assets backing these liabilities. The Company recorded an after-tax gain of $142 at the inception of the agreement, consisting of ceded premiums of $7.0 billion and an increase of reinsurance assets of $7.5 billion on the Consolidated Statements of Income.

The JHNY transaction with Jackson is expected to close separately in the first quarter of 2019. The JHNY transaction with RGA closed on February 7, 2019. These transactions are expected to result in an after-tax gain of approximately $80.